June 2013

VANGUARD FLORIDA FOCUSED

LONG-TERM TAX-EXEMPT FUND

SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR JULY 22, 2013

PLEASE VOTE NOW

Recently we distributed proxy material regarding the Special Meeting of Shareholders of Vanguard Florida Focused Long-Term Tax-Exempt Fund. Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes. In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date. Your vote is important no matter how many shares you own.

We encourage you to utilize one of the following options today to record your vote:

1.	By Internet: Follow the instructions on your voting instruction form.
2.	By Touchtone Phone: Follow the instructions on your voting instruction form.
3.	By Mail: If you prefer to vote by mail, please complete your voting instruction form and return it in the enclosed postage-paid envelope.

Remember, your vote counts. Please vote today.

For the reasons set forth in the proxy material previously delivered to you, the Board of Trustees recommends that you vote FOR the proposal.

Thank you for your prompt attention to this matter.

vgflobo

June 2013

VANGUARD FLORIDA FOCUSED

LONG-TERM TAX-EXEMPT FUND

SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR JULY 22, 2013

PLEASE VOTE NOW

Recently we distributed proxy material regarding the Special Meeting of Shareholders of Vanguard Florida Focused Long-Term Tax-Exempt Fund. Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes. In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date. Your vote is important no matter how many shares you own.

We encourage you to utilize one of the following options today to record your vote:

1.

By Phone: Please call the proxy soliciting agent at 1-866-641-4254. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

2.	By Internet: Follow the instructions on your voting instruction form.
3.	By Touchtone Phone: Follow the instructions on your voting instruction form.
4.	By Mail: If you prefer to vote by mail, please complete your voting instruction form and return it in the enclosed postage-paid envelope.

Remember, your vote counts. Please vote today.

For the reasons set forth in the proxy material previously delivered to you, the Board of Trustees recommends that you vote FOR the proposal.

Thank you for your prompt attention to this matter.

vgflnobo

Vanguard Florida Focused Long-Term Tax-Exempt Fund

Special meeting of shareholders scheduled for July 22, 2013

June 2013

Please Vote Now

Recently, we sent you proxy information regarding the Special Meeting of Shareholders of Vanguard Florida Focused Long-Term Tax-Exempt Fund. According to our records, we haven’t yet received voting instructions for your account(s). We’re asking that you act promptly so that we can obtain sufficient votes. In order for your vote to be represented, we must receive your instructions prior to the meeting date above. Your vote is important no matter how many shares you own.

You can record your vote through any of these channels:

1. By phone: Call 800-337-3503, available 24 hours a day, and follow the recorded instructions. Or, if you’d like to speak to the proxy soliciting agent, call 866-641-4254 on business days from 9 a.m. to 11 p.m. or on Saturday from noon to 6 p.m., Eastern Time.

2. Online: Visit proxy-direct.com/vanguard and follow the instructions.

3. By mail: Complete the proxy card and return it in the enclosed postage-paid envelope.

Remember, your vote counts . Please vote today.

For the reasons set forth in the proxy material we previously sent you, the Board of Trustees recommends that you vote FOR the proposal.

Thank you for your prompt attention to this matter.

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